Note 14 - Subsequent Events	9 Months Ended	12 Months Ended
	Dec. 31, 2018	Mar. 31, 2018
Disclosure Text Block [Abstract]
Note 14 - Subsequent Events

Note 13 – Subsequent Events

Capital Transactions

Subsequent to December 31, 2018, the Company issued 8,043,545 shares of its common stock as the result of the following transactions:

•  The Company received $1.2 million in connection with the December 2018 Placement Agent’s Agreement and issued 7,971,667 shares of its common stock and 7,971,667 warrants to purchase one share of common stock at $0.30 per share for a period of five years to the investors participating in the private placement.

•  The Company issued 71,878 shares of its common stock to Electrum Partners, LLC, a related party, in connection with its advisory agreement.

Termination of Agreement with Electrum Partners, LLC

During the year ended March 31, 2017, the Company entered into an advisory agreement with Electrum Partners, LLC, a company whose President resides on GB Sciences’ Board of Directors and serves as a Chair of the Audit Committee. The agreement has a term of one year and was renewed for a successive one-year period on March 31, 2018. The Company has the option to terminate the agreement at any time upon 30 days’ notice. On January 29, 2019, the Company provided Electrum Partners with notice of the agreement’s termination effective February 28, 2019.

Note 14 – Subsequent Events

Capital Transactions

• Subsequent to March 31, 2018, the Company issued 53,088 shares of its common stock to Electrum Partners, LLC, a related party, in connection with its advisory agreement.

• On May 15, 2018, the Company issued 1,000,000 shares of its common stock to a third-party consultant for consulting services under an existing agreement.

• In order to encourage the exercise of the 8,000,000 warrants issued to investors in the private offering of convertible notes dated March 2017 and the 28,804,000 warrants issued to investors in the private offering of convertible notes dated July 2017, the Company effected a temporary decrease in the exercise price of the warrants from $0.60 and $0.65, respectively, to $0.30 and $0.325 per share. As a result of the price reduction, a total of 8,965,500 million warrants have been exercised resulting in net proceeds of approximately $2.9 million.

Letter of Intent to Purchase 100% Interest in NevadaPURE, LLC

On March 22, 2018, the Company entered into the non-binding Letter of Intent ("LOI") with NevadaPURE, LLC (“NVPURE”), to purchase a 100% interest in NVPURE for approximately $28.0 million in cash and the assumption of approximately $5.0 million of liabilities. The purchase was contingent on the completion of due diligence within 30 days, negotiation of a final purchase agreement, and regulatory approval. After considerable due diligence, the LOI was mutually terminated on May 9, 2018 after the Company and NevadaPURE failed to reach a consensus on the terms of the proposed acquisition.

Change in Domicile and Number of Authorized Capital

Effective April 8, 2018, Shareholders of the Company approved the change in corporate domicile from the State of Delaware to the State of Nevada and increase in the number of authorized capital shares from 250,000,000 to 400,000,000.